Exhibit 99.2

Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las Vegas, NV 89106

(702) 382-2101

JEFFREY S. RUGG, ESQ., Bar # 10978

jrugg@bhfs.com

MAXIMILIEN D. FETAZ, ESQ., Bar # 12737

mfetaz@bhfs.com

Brownstein Hyatt Farber Schreck, LLP

100 North City Parkway, Suite 1600

Las Vegas, Nevada 89106

Telephone: 702.382.2101

Facsimile: 702.382.8135

DEBORAH S. BIRNBACH, ESQ. (pro hac forthcoming)

dbirnbach@goodwinprocter.com

ADAM SLUTSKY, ESQ. (pro hac forthcoming)

aslutsky@goodwinprocter.com

GOODWIN PROCTER LLP

Exchange Place

Boston, MA 02109

Telephone: 617.570.1000

Facsimile: 617.523.1231

Attorneys for Plaintiff Relmada Therapeutics, Inc.

UNITED STATES DISTRICT COURT

DISTRICT OF NEVADA

RELMADA THERAPEUTICS, INC., a Nevada corporation,

Plaintiff,

v.

LAIDLAW & COMPANY (UK) LTD., a foreign corporation, MATTHEW D. EITNER, an individual and citizen of New Jersey, and JAMES P. AHERN, an individual and citizen of New Jersey,

Defendants.

CASE NO.: 2:15-cv-2338 EX-PARTE TEMPORARY RESTRAINING ORDER AND PRELIMINARY INJUNCTION

UPON CONSIDERATION of the Motion For Temporary Restraining Order Without Notice and Preliminary Injunction filed by Plaintiff Relmada Therapeutics, Inc. (“Relmada”) for a temporary restraining order and preliminary injunction against Defendants Laidlaw & Company (UK) Ltd., Matthew D. Eitner, and James P. Ahern (collectively, “Defendants”), the Federal Rules of Civil Procedure, the pleadings and papers on file herein, the Memorandum of Points and Authorities, including the Declaration of Sergio Traversa, together with the exhibits, and for good cause shown:

THE COURT HEREBY FINDS THAT,

1.     Relmada is likely to succeed on the merits because the False Solicitation contains material misstatements and omissions;

Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las Vegas, NV 89106

(702) 382-2101

2.     Relmada and its stockholders will suffer irreparable harm if Defendants are not enjoined from continuing to disseminate false and misleading proxy materials and required to retract or correct those materials;

3.     The balance of hardships favors the issuance of a temporary restraining order and preliminary injunction here because the right of Relmada’s stockholders to vote for qualified directors will be directly impacted, and an improper vote will hold up the election of qualified directors resulting in uncertainty over the corporate governance of the Company;

4.     The public interest will benefit from granting a temporary restraining order and preliminary injunction because it prevents an uninformed shareholder vote; and

5.     The Court grants this relief to Relmada without notice to Defendants because the harm suffered by Relmada as a result of Defendants’ action is continuing and immediate.

THEREFORE, IT IS HEREBY ORDERED THAT, pending a full trial on the merits:

1.     Defendants shall be enjoined from continuing to disseminate false and misleading proxy materials.

2.     Defendants immediately must retract or correct its false and misleading proxy materials.

3.     If Defendants choose to correct their false and misleading proxy materials, they immediately shall:

(a)     Disclose that they missed the advance notice deadline for stockholders to validly nominate Relmada directors at the 2015 annual meeting;

(b)     Disclose that there are only two seats up for election on Relmada’s Board at the 2015 annual meeting;

Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las Vegas, NV 89106

(702) 382-2101

(c)     Disclose that the Board of Directors has the sole authority to set the size of the Board; and

(d)     Disclose that the corporate actions taken by Relmada’s current Board and stockholders that Defendants’ label as “entrenchment” all were authorized under Relmada’s articles of incorporation, bylaws, and Nevada law.

4.     The opposition brief, if any, to the Motion For Temporary Restraining Order Without Notice and Preliminary Injunction is due on December 15, 2015, and the response brief, if any, in support of the Motion For Temporary Restraining Order Without Notice and Preliminary Injunction is due on December 18, 2015.

5.     The hearing on the Motion For Temporary Restraining Order Without Notice and Preliminary Injunction is set for December 22, 2015 at 2:00 p.m.

6.     A nominal bond of $500.00 shall be required because the evidence indicates that Defendants will only suffer, if at all, minimal damage by the issuance of this temporary restraining order and preliminary injunction.

Brownstein Hyatt Farber Schreck, LLP

100 North City parkway, Suite 1600
Las Vegas, NV 89106

(702) 382-2101

7.     This Ex-Parte Temporary Restraining Order shall expire on the 22nd day of December, 2015, which does not exceed 14 days from the entry of this Ex-Parte Temporary Restraining Order.

ENTERED December 10, 2015, at 2:20 p.m.

UNITED STATES DISTRICT JUDGE

Respectfully Submitted By:

Brownstein Hyatt Farber Schreck, LLP

By:	/s/ Jeffrey S. Rugg
JEFFREY S. RUGG, ESQ., Bar # 10978 jrugg@bhfs.com MAXIMILIEN D. FETAZ, ESQ., Bar # 12737 mfetaz@bhfs.com 100 North City Parkway, Suite 1600 Las Vegas, Nevada 89106

DEBORAH S. BIRNBACH, ESQ. (pro hac forthcoming)

dbirnbach@goodwinprocter.com

ADAM SLUTSKY, ESQ. (pro hac forthcoming)

aslutsky@goodwinprocter.com

GOODWIN PROCTER LLP

Exchange Place

Boston, MA 02109

Telephone: 617.570.1000

Facsimile: 617.523.1231

Attorneys for Plaintiff Relmada Therapeutics, Inc.

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